LETTER OF TRANSMITTAL
                                       TO
                  TENDER UNITS OF LIMITED PARTNERSHIP INTEREST
                                       OF
                        MCNEIL REAL ESTATE FUND XX, L.P.

            PURSUANT TO THE OFFER TO PURCHASE DATED JANUARY 13, 2000
                                       BY
                              BOND PURCHASE, L.L.C.

--------------------------------------------------------------------------------
             THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL
                   EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON
                 FEBRUARY 11, 2000, (THE "EXPIRATION DATE") UNLESS
                                    EXTENDED.
--------------------------------------------------------------------------------

                              BOND PURCHASE, L.L.C.
                     By Mail, Overnight Courier or By Hand:
                          1100 Main Street, Suite 2100
                           Kansas City, Missouri 64105

-----------------------------------------------------------------------------------
                                     DESCRIPTION OF UNITS TENDERED
-----------------------------------------------------------------------------------
Name(s) and Address(es) of Registered    |
Holder(s) (Please indicate changes or    |Units in McNeil Real Estate Fund XX, L.P.
corrections to the name, address and     |
tax identification number printed        |
below.)
--------------------------------------------------------------------------------
                                         | 1. Total           | 2. Number of      |
                                         |    Number of       |    Units          |
                                         |    Units           |    Tendered       |
                                         |    Owned           |    for Cash       |
                                         |    (     )         |    (     )        |
--------------------------------------------------------------------------------

   To participate in the offer, you must send a duly completed and executed copy of this Letter of Transmittal, the certificates representing the Units, and any other documents required by this Letter of Transmittal so that such documents are received by Bond Purchase, L.L.C. on or prior to February 11, 2000, unless extended. The method of delivery of this Letter of Transmittal and all other required documents is at your option and risk, and delivery will be deemed made only when actually received by Bond Purchase, L.L.C. If delivery is by mail, registered mail with return receipt requested is recommended. In all cases, sufficient time should be allowed to assure timely delivery. Delivery of this Letter of Transmittal or any other required documents to an address other than as set forth above does not constitute valid delivery.

                PLEASE SEND THE CERTIFICATE ORIGINALLY ISSUED TO
                  REPRESENT YOUR INTEREST IN THE PARTNERSHIP TO
                              BOND PURCHASE, L.L.C.
                         WITH THIS LETTER OF TRANSMITTAL

   For information or assistance in connection with the offer or the completion of this Letter of Transmittal, please contact Bond Purchase, L.L.C. at 1-816-421-4670.

   The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

 ----------------------------------------------------      ----------------------------------------------------
|             SPECIAL PAYMENT INSTRUCTIONS           |    |             SPECIAL DELIVERY INSTRUCTIONS          |
|              (See Instructions 1 and 9)            |    |               (See Instructions 1 and 9)           |
|                                                    |    |                                                    |
|To be completed ONLY if the  consideration  price of|    |To be completed ONLY if the consideration for the   |
|Units accepted for payment is to be issued in the   |    |purchase price of Units  accepted  for  payment is  |
|name of  someone  other than the undersigned.       |    |to be issued in the name of someone other than the  |
|                                                    |    |undersigned or to the undersigned at an address     |
|[ ] Issue consideration to:                         |    |other than that shown above.                        |
|                                                    |    |                                                    |
|Name _____________________________________________  |    |[ ] Mail consideration to:                          |
|                (Please type or Print)              |    |                                                    |
|                                                    |    |Name_____________________________________________   |
|Address __________________________________________  |    |             (Please Type or Print)                 |
|                                                    |    |                                                    |
|__________________________________________________  |    |Address___________________________________________  |
|                  (Include Zip Code)                |    |                                                    |
|                                                    |    |__________________________________________________  |
|                                                    |    |               (Include Zip Code)                   |
| __________________________________________________ |    |                                                    |
|    (Tax Identification or Social Security No.)     |    | __________________________________________________ |
|                (See Substitute Form W-9)           |    |       (Tax Identification or Social Security No.)  |
|                                                    |    |              (See Substitute Form W-9)             |
 ----------------------------------------------------      ----------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tender(s) to Bond Purchase, L.L.C., a Missouri limited liability company (the "Purchaser"), the number of units of limited partnership interest ("Units") of McNeil Real Estate Fund XX, L.P., a California limited partnership (the "Partnership"), specified below, pursuant to the Purchaser's offer to purchase up to 24,000 of the issued and outstanding Units at a purchase price of $100 per Unit, net to the seller in cash (the "Purchase Price"), without interest thereon, provided, however, that the Purchaser will not accept any Units the acceptance of which would result in a sale or exchange of 50% or more of the total interest in capital and profits of the Partnership within any 12-month period, as determined by the Purchaser, and upon the other terms and subject to the conditions set forth in the Offer to Purchase dated January 13, 2000 (the "Offer to Purchase") and this Letter of Transmittal ("the "Letter of Transmittal," which, together with the Offer to Purchase and any supplements, modifications or amendments thereto, constitute the "Offer"), all as more fully described in the Offer to Purchase. The Purchase Price will be automatically reduced by the aggregate amount of distributions per Unit, if any, made or declared by the Partnership after December 31, 1999 and on or prior to 12:00 midnight, New York City time, on February 11, 2000 (the "Expiration Date"). In addition, if a distribution is made or declared after the Expiration Date but prior to the date on which the Purchaser pays the Purchase Price for the tendered Units, the Purchaser will offset the amount otherwise due a holder of Units pursuant to the Offer in respect of tendered Units which have been accepted  for  payment  but  not  yet  paid  for  by  the  amount  of  any  such distribution. LIMITED PARTNERS WHO TENDER THEIR UNITS WILL NOT BE OBLIGATED TO PAY ANY COMMISSIONS OR PARTNERSHIP TRANSFER FEES, WHICH COMMISSIONS OR PARTNERSHIP TRANSFER FEES WILL BE BORNE BY THE PURCHASER. Receipt of the Offer to Purchase is hereby acknowledged. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Offer to Purchase.

   By executing and delivering this Letter of Transmittal, a tendering Limited Partner irrevocably appoints the Purchaser and designees of the Purchaser and each of them as such Limited Partner's proxies, with full power of substitution, in the manner set forth in this Letter of Transmittal to the full extent of such Limited Partner's rights with respect to the Units tendered by such Limited Partner and accepted for payment by the Purchaser (and with respect to any and all other Units or other securities issued or issuable in respect of such Units on or after the date hereof). All such proxies shall be considered irrevocable and coupled with an interest in the tendered Units. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Units for payment. Upon such acceptance for payment, all prior proxies given by such Limited Partner with respect to such Units (and such other Units and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The Purchaser and its designees will, with respect to the Units (and such other Units and securities) for which such appointment is effective, be empowered to exercise all voting and other rights of such Limited Partner as they in their sole discretion may deem proper at any meeting of Limited Partners (including any meeting with respect to the Merger Proposal) or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for a Unit to be deemed validly tendered, immediately upon the Purchaser's acceptance of such Units for payment, the Purchaser must be able to exercise full voting rights with respect to such Unit and other securities, including voting at any meeting of Limited Partners.

   By executing and delivering this Letter of Transmittal, a tendering Limited Partner also irrevocably constitutes and appoints the Purchaser and its designees as the Limited Partner's attorneys-in-fact, each with full power of substitution to the extent of the Limited Partner's rights with respect to the Units tendered by the Limited Partner and accepted for payment by the Purchaser. Such appointment will be effective when, and only to the extent that, the Purchaser accepts the tendered Units for payment. Upon such acceptance for payment, all prior powers of attorney granted by the Limited Partner with respect to such Unit will, without further action, be revoked, and no subsequent powers of attorney may be granted (and if granted will not be effective). Pursuant to such appointment as attorneys-in- fact, the Purchaser and its designees each will have the power, among other things, (i) to seek to transfer ownership of such Units on the Partnership books maintained by the transfer agent and registrar for the Partnership (and execute and deliver any accompanying evidences of transfer and authenticity any of them may deem necessary or appropriate in connection therewith), (ii) to receive any and all distributions made by the Partnership after the Expiration Date, and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units in accordance with the terms of the Offer, (iii) to execute and deliver to the general partner of the Partnership (the "General Partner") a change of address form instructing the General Partner to send any and all future distributions to which the Purchaser is entitled pursuant to the terms of the Offer in respect of tendered Units to the address specified in such form, (iv) to endorse any check payable to or upon the order of such Limited Partner representing a distribution to which the Purchaser is entitled pursuant to the terms of the Offer, in each case on behalf of the tendering Limited Partner, and
(v) if legal title to the Units is held through an IRA or KEOGH or similar account, the Limited Partner understands that this Letter of Transmittal must be signed by the custodian of such IRA or KEOGH account and the Limited Partner hereby authorizes and directs the custodian of such IRA or KEOGH to confirm this Letter of Transmittal. This Power of Attorney shall not be affected by the subsequent mental disability of the Limited Partner, and the Purchaser shall not be required to post bond in any nature in connection with this Power of Attorney.

   By executing and delivering the Letter of Transmittal, a tendering Limited Partner irrevocably assigns to the Purchaser and its assigns all of the right, title and interest of such Limited Partner in the Partnership with respect to the Units tendered and purchased pursuant to the Offer, including, without limitation, such Limited Partner's right, title and interest in and to any and all distributions made by the Partnership after the Expiration Date in respect of the Units tendered by such Limited Partner and accepted for payment by the Purchaser, regardless of the fact that the record date for any such distribution may be a date prior to the Expiration Date.

   By executing and returning this Letter of Transmittal, the undersigned represents that either (a) the undersigned is not a plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an entity deemed to hold "plan assets" within the meaning of 29 C.F.R.

Section 2510.3-101 of any such plan; or (b) the tender and acceptance of Units pursuant to the Offer will not result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

   By executing this Letter of Transmittal, the undersigned hereby represents and warrants to Purchaser that it (i) has received and reviewed the Offer to Purchase and (ii) owns the Units and has full power and authority to validly sell, assign, transfer, convey and deliver to Purchaser the Units, and that effective when the Units are accepted for payment by Purchaser, the undersigned hereby conveys to Purchaser and will hereby acquire good, marketable and unencumbered title thereto, free and clear of all options, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the Units will not be subject to any adverse claim. The undersigned further represents and warrants that it is a "United States person," as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligations of the undersigned shall be binding upon the heirs, personal representatives, trustees in bankruptcy, legal representatives, and successors and assigns of the undersigned.

   The undersigned further represents and warrants that, to the extent a certificate evidencing the Units tendered hereby (the "original certificate") is not delivered by the undersigned together with this Letter of Transmittal, (i) the undersigned represents and warrants to the Purchaser that the undersigned has not sold, transferred, conveyed, assigned, pledged, deposited or otherwise disposed of any portion of the Units, (ii) the undersigned has caused a diligent search of its records to be taken and has been unable to locate the original certificate, (iii) if the undersigned shall find or recover the original certificate evidencing the Units, the undersigned will immediately and without consideration surrender it to the Purchaser; and (iv) the undersigned shall at all times indemnify, defend, and save harmless the Purchaser and the Partnership, its successors, and its assigns from and against any and all claims, actions, and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages, judgments, costs, charges, counsel fees, and other expenses of every nature and character by reason of honoring or refusing to honor the original certificate when presented by or on behalf of a holder in due course of a holder appearing to or believed by the partnership to be such, or by issuance or delivery of a replacement certificate, or the making of any payment, delivery, or credit in respect of the original certificate without surrender thereof, or in respect of the replacement certificate.

   The undersigned recognizes that, if proration is required pursuant to the terms of the Offer will accept for payment from among those Units validly tendered on or prior to the Expiration Date and not properly withdrawn, the maximum number of Units permitted pursuant to the Offer (including the maximum amount possible without causing a Tax Termination of the Partnership) on a pro rata basis, based upon the number of Units validly tendered prior to the Expiration Date and not properly withdrawn; however, because of restrictions in the Partnership Agreement (i) a Limited Partner may not make a partial tender of Units owned by such Limited Partner if such Limited Partner would otherwise retain less than ten (10) Units and (ii) tenders of less than ten (10) Units will only be accepted if all the Units held by such Limited Partner are tendered.

   The undersigned understands that a tender of Units to the Purchaser will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in Section 2 ("Proration; Acceptance for Payment and Payment for Units") and Section 14 ("Conditions of the Offer") of the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Units tendered hereby. In such event, the undersigned understands that any Letter of Transmittal for Units not accepted for payment will be destroyed by the Purchaser. Except as stated in Section 4 ("Withdrawal Rights") of the Offer to Purchase, this tender is irrevocable, provided Units tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date.

--------------------------------------------------------------------------------
                                  Signature Box
                               (See Instruction 2)

   Please sign exactly as your name is printed on the form of this Letter of Transmittal. For joint owners, each joint owner must sign. (See Instruction 2)

   TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF A CORPORATION OR OTHER PERSONS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE COMPLETE THIS BOX AND SEE INSTRUCTION 2.

   The signatory hereto hereby tenders the Units indicated in this Letter of Transmittal to the Purchaser pursuant to the terms of the Offer, and certifies under penalties of perjury that the statements in Box A, Box B and, if applicable, Box C and Box D are true.

  X ___________________________________________________________________________
                              (Signature of Owner)

  X ___________________________________________________________________________
                           (Signature of Joint Owner)

Name and Capacity (if other than individuals):_________________________________

Title: ________________________________________________________________________

Address: ______________________________________________________________________
           (City)                       (State)                      (zip)

Area Code and Telephone No. (Day): ____________________________________________

                             (Evening): _______________________________________

               Signature(s) Guarantee Required For All Signatures
                               (See Instruction 2)

 Name and Address of Eligible Institution: ____________________________________

 ______________________________________________________________________________

 ______________________________________________________________________________

 Authorized Signature:  X______________________________________________________

 Name: ________________________________________________________________________

 Title:_____________________________________    Date: _________________________
--------------------------------------------------------------------------------

                               TAX CERTIFICATIONS
                               (See Instruction 3)

   By signing the Letter of Transmittal in the Signature Box, the Limited Partner certifies as true under penalty of perjury, the representations in Boxes A, B and C below. Please refer to the attached instructions for completing this Letter of Transmittal and Boxes A, B and C below.


--------------------------------------------------------------------------------
                                      BOX A
                               SUBSTITUTE FORM W-9
                               (See Instruction 3)

The Limited Partner hereby certifies the following to the Purchaser under penalties of perjury:

(i) The Taxpayer Identification No. ("TIN") printed (or corrected) on the front of this Letter of Transmittal is the correct TIN of the Limited Partner, unless the Units are held in an Individual Retirement Account ("IRA"), or if box C is checked, the Limited Partner has applied for a TIN. If the Limited Partner has applied for a TIN, a TIN has not been issued to the Limited Partner, and either (a) the Limited Partner has mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) the Limited Partner intends to mail or deliver an application in the near future (it being understood that if the Limited Partner does not provide a TIN to the Purchaser, 31% of all reportable payments made to the Limited Partner will be withheld); and

(ii) Unless this box [ ] is checked, the Limited Partner is not subject to back-up withholding either because the Limited Partner, (a) is exempt from back-up withholding; (b) has not been notified by the IRS that such Limited Partner is subject to back-up withholding as a result of a failure to report all interest or dividends; or (c) has been notified by the IRS that such Limited Partner is no longer subject to back-up withholding.

Note: Place an "X" in the box in (ii)  above,  only if you are unable to certify that the Limited Partner is not subject to back-up withholding.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX B
                                FIRPTA AFFIDAVIT
                               (See Instruction 3)
--------------------------------------------------------------------------------

   Under Section 1445(e)(5) of the Internal Revenue Code and Treas. Reg. 1. 1445-1(d), a transferee must withhold tax equal to 10% of the amount realized with respect to certain transfers of an interest in a partnership if 50% or more of the value of its gross assets consists of U.S. real property interests and 90% or more of the value of its gross assets consists of U.S. real property interests plus cash equivalents, and the holder of the partnership interest is a foreign person. To inform the Purchaser that no withholding is required with respect to the Limited Partner's Units in the Partnership, the person signing this Letter of Transmittal hereby certifies the following under penalties of perjury:

   (i) Unless this box [ ] is checked, the Limited Partner, if an individual, is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if other than an individual, is not a foreign corporation, foreign partnership, foreign estate or foreign trust (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

   (ii) The Limited Partner's U.S. social security number (for individuals) or employer identification number (for non-individuals) is correct as furnished in the blank provided for that purpose on the front of the Letter of Transmittal;

   (iii) The Limited Partner's home address (for individuals), or office address (for nonindividuals), is correctly printed (or corrected) on the front of this Letter of Transmittal.

   The person signing this Letter of Transmittal understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOX C
                               SUBSTITUTE FORM W-8
                               (See Instruction 4)
   By checking this box [ ], the person signing this Letter of Transmittal hereby certifies under penalties of perjury that the Limited Partner is an "exempt foreign person" for purposes of the Back-up Withholding rules under the U.S. Federal income tax laws, because the Limited Partner has the following characteristics:

   (i)   Is  a  nonresident   alien   individual   or  a  foreign   corporation,
         partnership, estate or trust;

   (ii) Is an individual, has not been and plans not to be present in the U.S. for a total of 183 days or more during the calendar year; and

   (iii) Neither engages, nor plans to engage, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.
--------------------------------------------------------------------------------

                INSTRUCTIONS FOR COMPLETING LETTER OF TRANSMITTAL
              Forming Part of the Terms and Conditions of the Offer
     =======================================================================
          FOR ASSISTANCE IN COMPLETING THE LETTER OF TRANSMITTAL, CALL:
                     Bond Purchase, L.L.C. AT 1-816-421-4670
    =======================================================================

1. Delivery of Letter of Transmittal. For convenience in responding to the Offer, a self-addressed, postage-paid envelope had been enclosed with the Offer to Purchase. However, to ensure receipt of the Letter of Transmittal, it is suggested that you use an overnight courier or, if the Letter of Transmittal is to be delivered by United States mail, that you use certified or registered mail, return receipt requested. To be effective, a duly completed and signed Letter of Transmittal (or facsimile thereof) and certificates evidencing tendered Units must be received by Bond Purchase, L.L.C. at the address (or facsimile number) set forth below before the Expiration Date, 12:00 Midnight, New York City Time on February 11, 2000, unless extended. LETTERS OF TRANSMITTAL WHICH HAVE BEEN DULY EXECUTED, BUT WHERE NO INDICATION IS MARKED IN THE "NUMBER OF UNITS TENDERED" COLUMN, SHALL BE DEEMED TO HAVE TENDERED ALL UNITS PURSUANT TO THE OFFER. Because of restrictions in the Partnership Agreement, (i) a Limited Partner may not make a partial tender of Units owned by such Limited Partner if such Limited Partner would otherwise retain less than ten (10) Units and (ii) tenders of less than ten (10) Units will only be accepted if all of the Units held by such Limited Partner are tendered.

     By Mail/hand Delivery or                  Bond Purchase, L.L.C.
      Overnight Courier:                       1100 Main Street, Suite 2100
                                               Kansas City, Missouri 64105


     By Facsimile:                             (816) 221-1829


     For Additional Information Call:          (816) 421-4670

     The method of delivery of the Letter of Transmittal, certificates evidencing tendered units and all other required documents is at the option and sole risk of the tendering Limited Partner, and the delivery will be deemed made only when actually received by Bond Purchase, L.L.C. In all cases, sufficient time should be allowed to assure timely delivery. If tendering by facsimile, please mail the original copy of the Letter of Transmittal (along with certificates evidencing tendered units) to Bond Purchase, L.L.C. at the address listed above.

     All tendering holders of Units, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of their Units for payment.

2. Signatures. All Limited Partners must sign in the Signature Box of this Letter of Transmittal. If the Units are held in the names of two or more persons, all such persons must sign the Letter of Transmittal. When signing as a general partner, corporate officer, attorney-in-fact, executor, custodian, administrator or guardian, please give full title and send proper evidence of authority satisfactory to the Purchaser with this Letter of Transmittal. With respect to most trusts, the Partnership will generally require only the named trustee to sign the Letter of Transmittal. For Units held in a custodial account for minors, only the signature of the custodian will be required.

     For IRA custodial accounts, the beneficial owner should return the executed Letter of Transmittal to Bond Purchase, L.L.C. as specified in Instruction 1 herein. Such Letter of Transmittal will then be forwarded by Bond Purchase, L.L.C. to the custodian for additional execution. Such Letter of Transmittal will not be considered duly completed until after it has been executed by the custodian.

     If any tendered Units are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. If the Letter of Transmittal is signed by the registered holder of the Units tendered herewith and payment is to be made directly to that holder, then no signature guarantee is required on the Letter of Transmittal. Similarly, if the Units are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States (each an "Eligible Institution"), no signature guarantee is required on the Letter of Transmittal. However, in all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution.

3. U.S. Persons. A Limited Partner who or which is a United States citizen OR a resident alien individual, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate (collectively, "United States Persons") as those terms are defined in the Code and Income Tax Regulations, should follow the instructions below with respect to certifying Boxes A and B.

     Taxpayer Identification Number. To avoid 31% federal income tax backup withholding, the Limited Partner must furnish his, her or its TIN in the blank provided for that purpose on the back of the Letter of Transmittal and certify under penalties of perjury Box A, B and, if applicable, Box C.

     When determining the TIN to be furnished, please refer to the following note as a guideline:

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

          NOTE: INDIVIDUAL ACCOUNTS should reflect their own TIN. JOINT ACCOUNTS should reflect the TIN of the person whose name appears first. TRUST ACCOUNTS should reflect the TIN assigned to the Trust. IRA CUSTODIAL ACCOUNTS should reflect the TIN of the custodian. CUSTODIAL ACCOUNTS FOR THE BENEFIT OF MINORS should reflect the TIN of the minor. CORPORATIONS OR OTHER BUSINESS ENTITIES should reflect the TIN assigned to that entity. If you need additional information, please see the attached copy of the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Substitute Form W-9 - Box A.

     (i) In order to avoid 31% federal income tax backup withholding, the Limited Partner must provide to the Purchaser in the blank provided for that purpose on the back of the Letter of Transmittal the Limited Partner's correct TIN and certify, under penalties of perjury, that such Limited Partner is not subject to such backup withholding. The TIN being provided on the Substitute Form W-9 is that of the registered Limited Partner as indicated on the back of the Letter of Transmittal. If a correct TIN is not provided, penalties may be imposed by the IRS, in addition to the Limited Partner being subject to backup withholding. Certain Limited Partners
     (including, among others, all corporations) are not subject to backup withholding. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     (ii) Do not check the box in Box A, Part (ii), unless you have been notified by the IRS that you are subject to backup withholding.

     FIRPTA Affidavit - Box B. To avoid withholding of tax pursuant to Section 1445 of the Code, each Limited Partner who or which is a United States Person (as defined in Instruction 3 above) must certify, under penalties of perjury, the Limited Partner's TIN and address, and that the Limited Partner is not a foreign person. Tax withheld under Section 1445 of the Internal Revenue Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS. Check the box in Box B, Part (ii) only if you are not a U.S. Person, as described therein.

4. Foreign Persons - Box C. In order for a Limited Partner who is a foreign person (i.e., not a United States Person as defined in Instruction 3 above) to qualify as exempt from 31% backup withholding, such foreign Limited Partner must certify, under penalties of perjury, the statement in Box C of this Letter of Transmittal attesting to that foreign person's status by checking the box in such statement. UNLESS SUCH BOX IS CHECKED, SUCH FOREIGN PERSON WILL BE SUBJECT TO 31% WITHHOLDING OF TAX UNDER SECTION 1445 OF THE CODE.

5. Conditional Tenders. No alternative, conditional or contingent tenders will be accepted.

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


6. Validity of Letter of Transmittal. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of a Letter of Transmittal will be determined by the Purchaser and such determination will be final and binding. The Purchaser's interpretation of the terms and conditions of the Offer (including these instructions for the Letter of Transmittal) also will be final and binding. The Purchaser will have the right to waive any irregularities or conditions as to the manner of tendering. Any irregularities in connection with tenders must be cured within such time as the Purchaser shall determine unless waived by it. The Letter of Transmittal will not be valid unless and until any irregularities have been cured or waived. The Purchaser is under no duty to give notification of defects in a Letter of Transmittal and will incur no liability for failure to give such notification.

7. Assignee Status. Assignees must provide documentation to Bond Purchase, L.L.C. which demonstrates, to the satisfaction of the Purchaser, such person's status as an assignee.

8. Inadequate Space. If the space provided herein is inadequate, the numbers of Units and any other information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

9. Special Payment and Delivery Instructions. If consideration is to be issued in the name of a person other than the person signing the Signature box of the Letter of Transmittal or if consideration is to be sent to someone other than such signer or to an address other than that set forth on the Letter of Transmittal in the box entitled "Description of Units Tendered," the appropriate boxes on the Letter of Transmittal should be completed.

   Questions and requests for assistance may be directed to Bond Purchase, L.L.C. at its address and telephone number listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from Bond Purchase, L.L.C. as set forth below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.


                              Bond Purchase, L.L.C.
                          1100 Main Street, Suite 2100
                           Kansas City, Missouri 64105

                               Call (816) 421-4670

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

   Guidelines for determining the proper identification number to give the payer Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

FOR THIS TYPE OF ACCOUNT:                               GIVE THE TAXPAYER
                                                        IDENTIFICATION NUMBER OF

1.    An individual account                             The individual

2.    Two or more individuals (joint                    The actual owner of the account or,
      account)                                          if combined funds, the first individual
                                                        on the account

3.    Custodian account of a minor (Uniform             The minor(2)
      Gift to Minors Act)

4.a.  The usual revocable savings trust account         The grantor-trustee(1)
      (grantor is also trustee)

4.b.  So-called trust account that is not a legal       The actual owner(l)
      or valid trust under state law

5.    Sole proprietorship account                       The owner(3)

6.    A valid trust, estate or pension trust            The legal entity (Do not furnish the
                                                        identifying number of the personal
                                                        representative or trustee unless the
                                                        legal entity itself is not designated
                                                        in the account title.)(4)

7.    Corporate                                         The corporation

8.     Association, club, religious, charitable,        The organization
       educational or other tax-exempt
       organization

9.     Partnership                                      The partnership

10.    A broker or registered nominee                   The broker or nominee


11.    Account with the Department of                   The public entity
       Agriculture in the name of a public
       entity (such as a State or local
       government school district, or prison)
       that receives agricultural program
       payments

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)    Circle the minor's name and furnish the minor's social security number.

(3) Show your individual name. You may also enter your business name. You may use your social security number or employer identification number.

(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

   Obtaining a Number

   If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

   Payees Exempt from Back-up Withholding

   Payees specifically exempted from back-up withholding on ALL payments include the following:

      - A corporation.

      - A financial institution.

      - An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.

      - The United States or any agency or instrumentality thereof.

      - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

      - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof. An international organization or any agency or instrumentality thereof.

      - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S. A real estate investment trust.

      - A common trust fund operated by a bank under section 584(a) of the Code.

      - An exempt charitable  remainder trust or a non-exempt trust described in section 4947(a)(1). An entity registered at all times under the Investment Company Act of 1940.

      - A foreign central bank of issue.

      - A futures commission merchant registered with the Commodity Futures Trading Commission.

      Payments of dividends and patronage dividends not generally subject to back-up withholding include the following:

      - Payments to nonresident aliens subject to withholding under section 1441 of the Code.

      - Payments to Partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

      - Payments of patronage dividends where the amount received is not paid in money.

      - Payments made by certain foreign organizations.

      - Payments made to an appropriate nominee.

      - Section 404(k) payments made by an ESOP.

      Payments of interest not generally subject to back-up withholding include the following:

      - Payments of interest on obligations issued by individuals. NOTE: You may be subject to back-up withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer. Payments of tax exempt interest (including exempt interest dividends under section 852 of the Code).

      - Payments described in section 6049(b)(5) of the Code to nonresident aliens. Payments on tax-free covenant bonds under section 1451 of the Code.

      - Payments made by certain foreign organizations. Payments of mortgage interest to you.

      - Payments made to an appropriate nominee.


     Penalties

     (1) Penalty for failure to furnish taxpayer identification number--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) Civil penalty for false information with respect to withholding--If you make a false statement with no reasonable basis that results in no imposition of back-up withholding, you are subject to a penalty of $500.

     (3) Criminal penalty for falsifying information--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                              BOND PURCHASE, L.L.C.
                          1100 Main Street, Suite 2100
                           Kansas City, Missouri 64105

                               Call (816) 421-4670